SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  July 1, 1998
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                Date of Report (Date of earliest event reported)

                           360 COMMUNICATIONS COMPANY
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             (Exact name of registrant as specified in its charter)





      Delaware               1 - 14108                   47-0649117
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  8725 W. Higgins Road, Chicago, Illinois 60631
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               (Address of principal executive offices) (Zip Code)

                                 (773) 399-2500
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              (Registrant's telephone number, including area code)





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Item 5. Other Events.


         On July 1, 1998, 360 Communications Company and ALLTEL Corporation issued a press release announcing the completion of the previously announced merger of the two companies. A copy of such press release is attached hereto as
Exhibit 99.1.



Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.


         Exhibit 99.1: Press Release issued by 360 Communications Company and ALLTEL Corporation on July 1, 1998 announcing the completion of the previously announced merger of the two companies.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             360  Communications Company


                                             By: /s/ Kevin C. Gallagher
                                                 Kevin C. Gallagher
                                                 Senior Vice President,
                                                 General Counsel & Secretary




Date:  July 1, 1998




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                                    EXHIBIT INDEX


Exhibit
   No.                             Description of Exhibits
--------                         ----------------------------

  99.1 Press Release issued by 360 Communications Company and ALLTEL Corporation on July 1, 1998 announcing the completion of the previously announced merger of the two companies.




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